                                                                    EXHIBIT 10.7

                             MASTER PLEDGE AGREEMENT

      This Master Pledge Agreement ("Agreement") dated this 15th day of September, 1998, is made by each of the individuals listed on Schedule 1 attached hereto (each, a "Pledgor" and, collectively, "Pledgors") in favor of First Union National Bank, a national banking association, as collateral agent (in such capacity "Collateral Agent") for (i) First Union National Bank, as agent (in such capacity "Bank Agent"), for the lenders ("Lenders") and issuer ("Issuer") parties to the Credit Agreement, dated as of the date hereof (as amended, modified, restated or supplemented from time to time, "Credit Agreement"), among the borrowers ("Borrowers"), Bank Agent, Issuer, and Lenders and (ii) First Union Investors, Inc., ("Purchaser") as purchaser of, and any other holder of the Bridge Notes or Exchange Notes as defined in, and issued under, the Bridge Securities Purchase Agreement (as amended, modified, restated or supplemented from time to time, "Purchase Agreement"), among Phoenix, PCC, Realty and Purchaser.

                                  BACKGROUND

      A. Borrowers, Issuer, Lenders and Bank Agent have entered into the Credit Agreement which, as set forth in the Background thereto (which Background is incorporated by reference as if fully set forth herein), inter alia, confirms and preserves the continued effect and operation of liens and security interests granted under the Existing Loan Agreement (as defined in the Credit Agreement) and certain documents related thereto.

      B. Phoenix and Purchaser have entered into the Purchase Agreement pursuant to which Phoenix may issue from time to time the Bridge Notes and Exchange Notes (as defined in the Purchase Agreement) and PCC and Realty have guaranteed, in accordance with the terms of the Purchase Agreement, the payment and performance of Phoenix's obligations under the Purchase Agreement.

      C. It is a condition precedent to the effectiveness of the Credit Agreement that each Pledgor pledge the Collateral as provided herein in order to secure the Loan Obligations under, and as defined in, the Credit Agreement.

      D. It is a condition precedent to the effectiveness of the Purchase Agreement that each Pledgor pledge the Collateral as herein provided in order to secure the Bridge Note Obligations and Exchange Note Obligations, each as defined in the Credit Agreement.

      NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:
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      1.1   Definitions.

            (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement or by reference therein.

            (b) The following terms shall have the following meanings:

                  Bridge Note Majority Holders - The holders of more than fifty percent (50%) of the outstanding principal amount of the Bridge Notes.

                  Collateral - Collectively, all of the Pledged Stock and all additions, exchanges, replacements and substitutions therefor and all dividends and distributions with respect thereto and the proceeds thereof (whether cash, securities or other property).

                  Default - Any Default under and as defined in the Credit Agreement or any Default under and as defined in the Purchase Agreement.

                  Event of Default - Any Event of Default under and as defined in the Credit Agreement or any Event of Default under and as defined in the Purchase Agreement.

                  Exchange Note Holders - Any holders of the Exchange Notes.

                  Obligations - The collective reference to (i) the Loan Obligations, (ii) the Bridge Note Obligations and (iii) the Exchange Note Obligations, in each case whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise.

                  Pledged Stock - As to any Pledgor, the shares of Capital Stock in Phoenix listed opposite such Pledgor's name on Schedule 1 hereto, together with all stock certificates, options or rights issued or granted in connection therewith.

                  Secured Parties - Collectively, Bank Agent, Lenders, Issuer, Purchaser, Trustee, holders of the Bridge Notes and Exchange Note Holders and any successors or assigns thereto.

                  Trustee - the trustee under the Exchange Indenture.

            (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      2. (a) Each Pledgor, intending to be legally bound hereby, and for other good and sufficient consideration, the receipt of which is hereby acknowledged, does hereby assign, pledge, hypothecate, deliver and set over to Collateral Agent, for the benefit of Secured Parties,


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the Collateral and each Pledgor hereby grants to Collateral Agent, for the benefit of Secured Parties, a continuing lien and security interest in the Collateral as collateral security for the payment and complete performance (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

            (b) Each Pledgor has delivered, or is contemporaneously with the execution hereof, delivering to Collateral Agent all certificates representing or evidencing the Collateral, accompanied by duly executed instruments of transfer or assignments in blank, to be held by Collateral Agent in accordance with the terms hereof.

      3. Each Pledgor hereby represents and warrants that:

            (a) Except as pledged herein, such Pledgor has not sold, assigned, transferred, pledged or granted any option or security interest in or otherwise hypothecated the Collateral in any manner whatsoever and the Collateral is pledged herewith free and clear of any and all liens, security interests, encumbrances, claims, pledges, restrictions, legends, and options.

            (b) Such Pledgor has the full power and authority to execute, deliver, and perform under this Agreement and to pledge the Collateral hereunder.

            (c) This Agreement constitutes the valid and binding obligation of such Pledgor, enforceable in accordance with its terms, and the pledge of the Collateral referred to herein is not in violation of and shall not create any default under any agreement, undertaking or obligation of such Pledgor.

            (d) The Collateral has been duly and validly authorized and issued by Phoenix and such Collateral is fully paid for and non-assessable.

            (e) Such Pledgor is pledging hereunder one hundred percent (100%) of such Pledgor's interest and ownership in the Collateral.

      4. Collateral Agent may (but without any obligation to do so), after an acceleration of the Loan Obligations, Bridge Note Obligations or Exchange Note Obligations following the occurrence of an Event of Default, exercise from time to time with respect to the Collateral any and/or all rights and remedies available to it hereunder, under the UCC, or otherwise available to it, at law or in equity, including without limitation the right to dispose of the Collateral at public or private sale(s) or other proceedings, and each Pledgor agrees that Collateral Agent, Bank Agent, Lenders, Issuer, Purchaser, Trustee and any holder of the Bridge Notes or Exchange Note Holders shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any private sale or sales purchase the whole or any part of the Collateral so sold free of any equity or right of redemption which each Pledgor waives.


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

      5. (a) In addition to all other rights granted to Collateral Agent herein or otherwise available at law or in equity, Collateral Agent shall have the following rights, each of which may be exercised (but without any obligation to do so) at any time after an acceleration of the Loan Obligations, Bridge Note Obligations or Exchange Note Obligations following the occurrence of an Event of Default, without further consent of any Pledgor: (i) to transfer the whole or any part of the Collateral into the name of itself or its nominee; (ii) to vote the Collateral; (iii) to notify any Persons obligated on any of the Collateral to make payment to Collateral Agent (for application in accordance with the terms of the Collateral Agency Agreement) of any amounts due or to become due thereon; and (iv) to release, surrender or exchange any of the Collateral at any time, or to compromise any dispute with respect to the same. Collateral Agent may proceed against the Collateral, or any other collateral securing the Obligations, in any order, and against any Pledgor and any other obligors (including, without limitation, Borrowers), jointly and/or severally, in any order, to satisfy the Obligations. Each Pledgor waives and releases any right to require Collateral Agent to first collect any of the Obligations secured hereby from any other collateral of such Pledgor or any other party (including, without limitation, Borrowers) securing the Obligations under any theory of marshaling of assets, or otherwise. All rights and remedies of Collateral Agent are cumulative, not alternative.

            (b) Each Pledgor hereby irrevocably appoints each of the officers of Collateral Agent or its representative as its attorney-in-fact, subject to the terms hereof, to arrange, at Collateral Agent's option to, (i) after an acceleration of the Loan Obligations, the Bridge Note Obligations or the Exchange Note Obligations following the occurrence of an Event of Default, effectuate the transfer of the Collateral on the books of the issuer thereof to the name of Collateral Agent or to the name of Collateral Agent's nominee, designee or assignee, (ii) endorse and collect checks payable to such Pledgor representing Distributions or other payments on the Collateral that are not permitted under the Credit Agreement, and (iii) carry out the terms and provisions hereof.

      6. The proceeds of any Collateral received by Collateral Agent (or any other Secured Party) at any time, whether from the sale of Collateral or otherwise, shall be applied in accordance with the Collateral Agency Agreement.

      7. Each Pledgor recognizes that Collateral Agent may be unable to effect, or may effect only after such delay which would adversely affect the value that might be realized from the Collateral, a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that any such private sale may be at prices and on terms less favorable to Collateral Agent or the seller than if sold at public sales, and therefore recognizes and confirms that such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they were made privately. Each Pledgor


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agrees that Collateral Agent has no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended.

      8. In the event that any stock dividend, reclassification, readjustment or other change is made or declared in the capital structure of, or any Pledgor acquires or in any other manner receives additional shares of Capital Stock in, Phoenix, or any option included within the Collateral is exercised, or both, all new, substituted and additional shares, or other securities, issued by reason of any such change or exercise shall be deemed Collateral hereunder and shall be delivered to and held by Collateral Agent under the terms hereof in the same manner as the Collateral originally pledged hereunder. No cash Distribution may be paid to or retained by any Pledgor unless expressly permitted under the Credit Agreement.

      9. So long as no Event of Default has occurred and is continuing and, until Collateral Agent notifies each Pledgor in writing of the exercise of its rights hereunder, each Pledgor shall retain the sole right to vote the Collateral and exercise all rights of ownership with respect to all governance questions for all purposes; provided no Pledgor shall vote the Collateral in a manner which would, in Collateral Agent's reasonable judgment, impair the Collateral or which would be inconsistent with or result in a violation of any provision of the Credit Agreement or Purchase Agreement.

      10. (a) Collateral Agent's sole duty to any Pledgor with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9207 of the UCC or otherwise, shall be to deal with it in the same manner as Collateral Agent deals with similar property for its own account. Neither Collateral Agent nor any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on Collateral Agent and the other Secured Parties hereunder are solely to protect such parties' interests in the Collateral and shall not impose any duty upon any of such parties to exercise any such powers. Such parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

            (b) Collateral Agent shall release the Liens on the Collateral granted hereunder only upon receipt of notice from Bank Agent, Bridge Note Majority Holders and Trustee, which notices, taken together, confirm the satisfaction in full of all of the Obligations and termination of the Revolving Credit.


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

      11. To the extent Collateral Agent is required by law to give any Pledgor prior notice of any public or private sale, or other disposition of the Collateral, each Pledgor agrees that ten (10) days' prior written notice to each Pledgor shall be a commercially reasonable and sufficient notice of such sale or other intended disposition. Each Pledgor further recognizes and agrees that if the Collateral, or a portion thereof, threatens to decline speedily in value or is of a type customarily sold on a recognized market, no Pledgor shall be entitled to any prior notice of sale or other intended disposition.

      12. In addition to any other indemnity obligations in favor of Collateral Agent, each Pledgor shall indemnify, defend and hold harmless Collateral Agent from and against any and all claims, losses and liabilities resulting from a) any breach by such Pledgor of such Pledgor's representations and covenants under this Agreement and b) any stamp, excise, sales or other tax which may be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

      13. Each Pledgor hereby waives notice of (a) acceptance of this Agreement,
(b) the existence and incurrence from time to time of any Obligations, (c) the existence of any Event of Default, the making of demand, or the taking of any action by Collateral Agent under any Security Document or by Bank Agent or any holder of the Bridge Notes or Exchange Note Holders under the Loan Documents or Bridge Note Documents, respectively, and (d) demand and default hereunder.

      14. Each Pledgor hereby consents and agrees that Collateral Agent, Bank Agent and Bridge Note Agent (as the case may be) may at any time or from time to time in its sole discretion (a) extend or change the time of payment and/or the manner, place or terms of payment of any and all Obligations, (b) supplement, amend, restate, supersede, or replace the Credit Agreement or Purchase Agreement or any other Loan Documents, (c) renew, extend, modify, increase or decrease loans and extensions of credit under the Credit Agreement or Purchase Agreement,
(d) modify the terms and conditions under which loans and extensions of credit may be made under the Credit Agreement or notes or securities purchased under the Purchase Agreement, (e) settle, compromise or grant releases for any Obligations and/or any Person or Persons liable for payment of any Obligations,
(f) exchange, release, surrender, sell, subordinate or compromise any collateral of any party now or hereafter securing any of the Obligations and (g) apply any and all payments received from any source by Collateral Agent at any time against the Obligations in the order and manner prescribed in the Collateral Agency Agreement, all of the foregoing in such manner and upon such terms as Bank Agent, or any holder of the Bridge Notes or Exchange Note Holders or Collateral Agent may determine and without notice to or further consent from any Pledgor and without impairing or modifying the terms and conditions of this Agreement which shall remain in full force and effect.

      15. This Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of (a) any delay in making demand on Borrowers, Pledgor or any other obligor for or delay in enforcing or failure to enforce,


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

performance or payment of Borrowers', Pledgor's or any other obligor's obligations, or (b) any failure, neglect or omission on Collateral Agent's part to perfect any lien upon, protect, exercise rights against, or realize on, any property of Borrowers, any Pledgor or any other party securing the Obligations.

      16. Each Pledgor covenants and agrees that such Pledgor shall not, without the prior written consent of Collateral Agent, sell, assign, transfer, encumber or grant any lien, security interest or option on or with respect to any of the Collateral or enter into any agreement restricting the ability of such Pledgor or Collateral Agent to sell, assign or transfer any of the Collateral.

      17. Each Pledgor hereby authorizes and instructs each issuer of the Collateral to comply with any instruction received by it from Collateral Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and such Pledgor agrees that each such issuer shall be fully protected in so complying.

      18. Each Pledgor acknowledges that the rights and responsibilities of Collateral Agent under this Agreement with respect to any action taken by Collateral Agent or the exercise or non-exercise by Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between Bank Agent and Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them; and as among the holders of the Bridge Notes be governed by the Purchase Agreement and such other agreements with respect thereto as may exist from time to time among them; and as among the holders of the Exchange Notes be governed by the Exchange Indenture and such other agreements with respect thereto as may exist from time to time among them; but, as between Collateral Agent and Pledgors, Collateral Agent shall be conclusively presumed to be acting as agent for Secured Parties with full and valid authority so to act or refrain from acting, and neither Pledgors nor any issuer of Collateral shall be under any obligation, or entitlement, to make any inquiry respecting such authority. All references herein to any rights or remedies of Collateral Agent, or to any obligations owing to Collateral Agent hereunder, shall be deemed to refer to such rights and remedies as Collateral Agent may exercise on behalf of itself and Secured Parties for the benefit of Secured Parties.

      19. This Agreement, shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania without regard to its otherwise applicable principles of conflict of law. The provisions of this Agreement and all other agreements and documents referred to herein are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.


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

      20. No omission or delay by Collateral Agent in exercising any right or power under this Agreement or any related agreements and documents will impair such right or power or be construed to be a waiver of any default, or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and as to Pledgors no waiver will be valid unless in writing and signed by Collateral Agent and then only to the extent specified.

      21. Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed given to Pledgors at the respective addresses set forth on Schedule 1 if effected in the manner set forth in Section 9.8 of the Credit Agreement and, as to Collateral Agent, if effected in the manner set forth in the Collateral Agency Agreement.

      22. The headings of any paragraph or Section of this Agreement are for convenience only and shall not be used to interpret any provision of this Agreement.

      23. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. No Pledgor may transfer, assign or delegate any of its duties or obligations hereunder.

      24. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in counterpart, all of which counterparts taken together shall constitute one fully completed fully executed document.

      25. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by each Pledgor, Collateral Agent, Bank Agent, Majority Bridge Note Holders and, if appointed, Trustee.

      26. Without limiting the effect of Section 27, each Pledgor and Collateral Agent hereby irrevocably consent to the jurisdiction of the Courts of Common Pleas of the Commonwealth of Pennsylvania or the United States District Court for the Eastern District of Pennsylvania in any and all actions and proceedings arising under this Agreement, or any other undertaking between the parties hereto and irrevocably agree to service of process by certified mail, return receipt requested to the address of the appropriate party set forth herein.

      27. (a) Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other undertaking between the parties hereto ("Disputes") between or among parties to this Agreement, shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from this Agreement, any document executed in the future or claims


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

arising out of or connected with the transactions contemplated by this Agreement. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Philadelphia, Pennsylvania. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction as provided in this Agreement. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney.

            (b) Notwithstanding the preceding binding arbitration provisions, each Pledgor and Collateral Agent, agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Each Pledgor and Collateral Agent, shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any property or other security by exercising a power of sale granted under this Agreement or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including but not limited to set-off and peaceful possession of personal property; and (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute. Each Pledgor and Collateral Agent agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

      28. TO THE EXTENT THAT ANY DISPUTE IS NOT SUBMITTED TO ARBITRATION UNDER
SECTION 27, EACH PLEDGOR AND COLLATERAL AGENT, HEREBY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR BRIDGE NOTE DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS OR BRIDGE NOTE DOCUMENTS.


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                           [SIGNATURES ON NEXT PAGE]


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                   SIGNATURE PAGE:  MASTER PLEDGE AGREEMENT

/s/ Edward Lieberman                /s/ Louis LaSorsa          [Seal]
---------------------------         --------------------------
Witness                             Louis Lasorsa

/s/ Louis LaSorsa                   /s/ Edward Lieberman       [Seal]
---------------------------         --------------------------
Witness                             Edward Lieberman

/s/ Edward Lieberman                /s/ John Biancolli         [Seal]
---------------------------         --------------------------
Witness                             John Biancolli

/s/ Maria F. Wilkins                /s/ Ronald Burk            [Seal]
---------------------------         --------------------------
Witness                             Ronald Burk

                                    /s/ Henry Burk             [Seal]
---------------------------         --------------------------
Witness                             Henry Burk

                                                               [Seal]
---------------------------         --------------------------
Witness                             Anthony DiMartino

                                    /s/ Thomas Newell          [Seal]
---------------------------         --------------------------
Witness                             Thomas Newell

/s/ Edward Lieberman                /s/ John Blum              [Seal]
---------------------------         --------------------------
Witness                             John Blum

/s/ Edward Lieberman                /s/ John Carbone           [Seal]
---------------------------         --------------------------
Witness                             John Carbone

                                    /s/ Mitchell Weiss         [Seal]
---------------------------         --------------------------
Witness                             Mitchell  Weiss

                                    /s/ Dion von der Lieth     [Seal]
---------------------------         --------------------------
Witness                             Dion von der Lieth

/s/ Edward Lieberman                /s/ Bruno Jung             [Seal]
---------------------------         --------------------------
Witness                             Bruno Jung

                                      S-1